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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): MAY 6, 2005
                                                 ------------------

                               EMRISE CORPORATION
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             (Exact name of registrant as specified in its charter)

         DELAWARE                     1-10346                    77-0226211
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)

            9485 HAVEN AVENUE, SUITE 100, RANCHO CUCAMONGA, CA 91730
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              (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (909) 987-9220
                                                    ----------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01.  OTHER EVENTS.

         On May 6, 2005, we held a special stockholders' meeting. The total number of outstanding votable shares was 37,334,705. Our stockholders were asked to consider and vote upon the following three proposals:

         (1) Amendment of our certificate of incorporation in order to increase our authorized common stock from 50,000,000 shares to 150,000,000 shares and make clarifying changes.

         (2) Amendment of our certificate of incorporation in order to clarify the mechanics of our classified board.

         (3) Amendment and restatement of our certificate of incorporation in order to modernize and conform the certificate of incorporation to current Delaware corporate law and practices.

         Results of the vote were as follows:

      Proposal               For               Against            Withheld          Total Voted
      --------               ---               -------            --------          -----------
         (1)              29,541,554          1,397,690            30,513            30,969,757
         (2)              21,478,130            810,286            46,010            22,334,426
         (3)              21,947,419            354,004            33,003            22,334,426

         As a result, proposals 1 and 3 were approved by our stockholders. Due to the supermajority voting requirement that applied to proposal 2, proposal 2 did not receive sufficient affirmative votes for approval.

         We filed an amended and restated certificate of incorporation with the Secretary of State of Delaware on May 9, 2005 to reflect the stockholders' approval of proposals 1 and 3. A copy of the amended and restated certificate of incorporation is included in Item 9.01 of this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Financial Statements of Businesses Acquired.
       --------------------------------------------

       Not applicable.

(b)    Pro Forma Financial Information.
       --------------------------------

       Not applicable.

(c)    Exhibits.
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   Number        Description
   ------        -----------

    10.1    Amended and Restated Certificate of Incorporation of
            Emrise Corporation filed with the Secretary of State of Delaware on May 9, 2005

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2005

                                  EMRISE CORPORATION

                                  By: /s/ CARMINE T. OLIVA
                                      ------------------------------------------
                                      Carmine T. Oliva, Chief Executive Officer

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